UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2010

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27824	33-0684451
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

560 White Plains Road, Suite 210, Tarrytown, New York	10591
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 332-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 5, 2010, the Board of Directors (the “Board”) of SPAR Group, Inc. (“we” or the “Registrant”), acting in part on the unanimous recommendation of its Governance Committee, adopted and approved amendments to Sections 3.06 and 4.06 of our existing By-Laws permitting a quorum of the Board or any Committee to consist of half of its then serving members if it has an even number of members or more than half (i.e., a majority) of its existing members if it has an odd number of members then serving, but never less than one-third of the entire Board or Committee (as required by Delaware law in the case of the Board).  As our Audit, Compensation and Governance Committees each have four members currently serving, the practical effect of this change is to permit the presence of two of their members to be a quorum rather than three and accordingly increase the likelihood of there being a quorum.  As our as our Board currently has seven directors, these amendments will not effectively change the number of Board members (four) currently required for a quorum (whether before or after such amendments).

A copy the Amended and Restated By-Laws of SPAR Group, Inc., As Adopted, Restated, Effective and Dated as of May 18, 2004, and As Further Amended Through August 5, 2010 (including such quorum amendments), is attached to this Current Report on Form 8-K (this “Report”) as Exhibit 3.1, and is hereby incorporated herein by reference.

Item 5.05                      Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On August 5, 2010, our Board, acting in part on the unanimous recommendation of its Governance Committee, adopted and approved amendments to the SPAR Group, Inc., Statement of Policy Regarding Personal Securities Transactions in SGRP Stock and Non-Public Information As Adopted, Restated, Effective and Dated as of May 1, 2004 (as amended, the “Trading Policy”), which we consider to be part of our Code of Ethics.  Our Trading Policy imposes a blackout period on the trading of our securities by any “Restricted Person” (generally, all of our directors and executives and those of our employees with financial information access) until our earnings for the applicable fiscal period have been announced, and prohibits any “Covered Person” (generally, Restricted Persons and all of our other employees) from using any of our material non-public information to trade in our securities.

The amendments were intended to clarify various provisions of the Trading Policy in order to endeavor to provide greater certainty in its application and its exceptions and to conform to various changes in applicable law, regulations and interpretation.  One change clarified the determination of the end of a blackout period by providing that if the earnings announcement is released before or reasonably concurrently with the beginning of trading on a trading day, the trading day of announcement is included in the two trading days that must elapse before the blackout ends. Another change clarified that the private sale exception to blackout period trading relates to exceptions for non-market sales available under applicable securities law, added an exception for non-market sales to other persons restricted by the blackout or to SGRP (as such persons already possess our non-public financial information), and added the exception for discretionary trading within a blackout period pursuant to instructions given outside the period if it satisfies the requirements of Rule 10b5-1.  Clarifying and conforming changes also were made to the provisions requiring persons related to a Restricted Person to comply with our trading blackout periods and persons related to a Covered person to comply with the other restrictions of the Trading Policy, including specifying (as is the case in corresponding applicable law) that a spouse or family member must reside in the same home as the applicable Restricted Person or other Covered Person for them to be related persons covered by the Trading Policy.

A copy of the SPAR Group, Inc., Statement of Policy Regarding Personal Securities Transactions in SGRP Stock and Non-Public Information As Adopted, Restated, Effective and Dated as of May 1, 2004, and As Further Amended Through August 5, 2010 (including such amendments), is attached to this Report as Exhibit 14.1, and is hereby incorporated herein by reference.

Item 8.01.                      Other Events.

On August 6, 2010, we issued a press release (the “Release”) announcing that we would hold on a public conference call for our shareholders and others on Friday, August 13, 2010, during which our management will discuss our financial results for our 2010 second fiscal quarter (i.e., the quarter ended June 30, 2010).  There will also be a simultaneous audio webcast of the conference call available at our website (sparinc.com) under the “Investor Relations” menu section and “News Releases” sub-menu of our website.

--SGRP 8-K 2nd Q Earnings Press Release

Conference Call Details:

Date: Friday, August 13, 2010
Time: 11:00 a.m. EDT
Dial In-Number: 1-888-549-7704
International Dial-In Number: 1-480-629-9857

Audio webcast Links:

http://www.irconnect.com/sgrp/pages/news.html  (this link is a connection through the sparinc.com website)
OR
http://viavid.net/dce.aspx?sid=00007972  (this link will only work on Friday, August 13, 2010)

It is recommended that participants dial or log in approximately 5 to 10 minutes prior to the start of the 11:00 a.m. call.

A telephonic replay of the conference call may be accessed approximately two hours after the call through August 20, 2010, by dialing 1-877-870-5176, or 1-858-384-5517 for international callers, and entering the replay access code 4345884.  An archived recording of the conference call also will be available through August 20, 2010, at our website (sparinc.com) under the “Investor Relations” menu selection and “News Releases” sub-menu of our website.

A copy of the Release is attached to this Report as Exhibit 99.1 and is hereby incorporated herein by reference.

Information Not “Filed”

The information in Items 2.02 and 8.01 of this Report and the Release attached as Exhibit 99.1, and any information that may be conveyed in such conference call, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  Such information shall not be deemed incorporated by reference in any filing by us under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements

Statements contained in this Report and the attached Release, and any statements that may be made in such conference call, include “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, including (without limitation) any statements relating to expected business, prospective customers or markets, trends, acquisitions, strategies and updates.  Forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the Registrant’s actual achievements, business, performance, prospects and results, whether expressed or implied by such forward-looking statements, to fail to occur or be realized or to be less than expected. Such forward-looking statements generally are based upon the Registrant’s plans, intentions and best estimates of the Registrant’s current and accounts, assets, business, cash flow, credit, expenses, financial condition, growth, income, liabilities, operations, prospects, reputation, taxation or other results or condition (collectively, the Registrant’s “Condition and Results”). Forward-looking statements may be identified by the use of forward-looking terminology such as “may”, “will”, “expect”, “intend”, “believe”, “estimate”, “anticipate”, “continue” or similar words or variations or the negative of those words.

You should carefully review and consider all forward-looking and other information contained in this Report and the Registrant’s annual and quarterly reports and other filings with the SEC (and available at sparinc.com), including (without limitation) the risk factors and other cautionary statements contained in such annual and quarterly reports.  All forward-looking and other statements attributable to the Registrant or persons acting on its behalf are expressly qualified by all such risk factors and other cautionary statements, which could cause the Registrant’s actual Condition and Results to differ materially from those estimated or desired and included in the Registrant’s forward-looking statements or other information.  Although the Registrant believes that its plans, intentions and estimates reflected or implied in such forward-looking statements are reasonable, the Registrant cannot assure that such plans,

--SGRP 8-K 2nd Q Earnings Press Release

intentions or expectations will be achieved in whole or in part, that it has identified all potential risks or that it can successfully avoid or mitigate such risks in whole or in part.

You should not place undue reliance on the Registrant’s forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond its control.  The Registrant’s forward-looking statements are based on the information currently available to it and speak only as of the date on the cover of this Annual Report. New risks and uncertainties arise from time to time, and it is impossible for the Registrant to predict these matters or how they may arise or affect the Registrant.  Over time, the Registrant’s actual business, income, growth or other Condition and Results will likely differ from our estimated or desired Condition and Results that are expressed or implied by the Registrant’s forward-looking statements, and such difference might be significant and materially and adversely affect the Registrant, its business, income, growth or other Condition and Results or the value of your investment in the Registrant’s Common Stock.

The Registrant does not intend or promise, and the Registrant expressly disclaims any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as and to the extent required by applicable law.

Item 9.01.                                Financial Statements and Exhibits.

(a)	Exhibits:

3.1	Amended and Restated By-Laws of SPAR Group, Inc., As Adopted, Restated, Effective and Dated as of May 18, 2004, and As Further Amended Through August 5, 2010, as attached hereto.

14.1
SPAR Group, Inc., Statement of Policy Regarding Personal Securities Transactions in SGRP Stock and Non-Public Information As Adopted, Restated, Effective and Dated as of May 1, 2004, and As Further Amended Through August 5, 2010, as attached hereto.

99.1	Press Release of the Registrant dated August 6, 2010, as attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date:	August 10, 2010
		By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer

--SGRP 8-K 2nd Q Earnings Press Release

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated By-Laws of SPAR Group, Inc., As Adopted, Restated, Effective and Dated as of May 18, 2004, and As Further Amended Through August 5, 2010, as attached hereto.

14.1
SPAR Group, Inc., Statement of Policy Regarding Personal Securities Transactions in SGRP Stock and Non-Public Information As Adopted, Restated, Effective and Dated as of May 1, 2004, and As Further Amended Through August 5, 2010, as attached hereto.

99.1	Press Release of the Registrant dated August 6, 2010, as attached hereto.

--SGRP 8-K 2nd Q Earnings Press Release